UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06105

Oppenheimer International Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 5/30/2014

Item 1.	Reports to Stockholders.

OPPENHEIMERFUNDS™
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OPPENHEIMER

INTERNATIONAL VALUE FUND

SEMIANNUAL REPORT 5.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/30/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index
6-Month	-1.08%	-6.77%	4.73%
1-Year	14.05	7.49	14.54
5-Year	11.17	9.86	10.49
10-Year	5.59	4.96	7.79

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*May 30, 2014, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2014.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of -1.08% during the reporting period. On a relative basis, the Fund underperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned 4.73%. The Fund’s performance in the consumer discretionary, information technology, telecommunication services and health care sectors detracted from performance this reporting period. The Fund’s holdings in the industrials sector contributed positively to performance.

MARKET OVERVIEW

The global economy finished 2013 with slow and steady growth throughout the developed world. U.S. growth improved during the reporting period driven by continued strength in manufacturing, reasonable employment gains and strong activity in the housing market. At the end of May 2013, market volatility picked up measurably as remarks from former Federal Reserve (“Fed”) Chairman Ben Bernanke indicated a possible tapering of the Fed’s asset purchase program if the economy continued to show improvement. However, when the Fed actually announced in December that it would reduce its asset purchases, its decision was met with relative calm in financial markets. In Europe, economic growth picked up in its core countries and long-awaited signs of recovery emerged in some of the region’s more troubled economies. Investors responded particularly positively to a surprise reduction in short-term interest rates by the European Central Bank in November 2013. However, Japanese financial markets pulled back as the nation digested earlier gains stemming from President Shinzo Abe’s aggressive stimulative monetary and fiscal policies. Emerging markets were relative laggards in the global economy in 2013. Growth remained slow throughout the world’s emerging economies as inflation and persistent current account deficits restrained activity in certain countries. China’s economy grew, albeit at a much slower pace than prior years, as its leaders instituted several measures in an attempt to reorient the nation’s economy from an export-led model to a consumption-led one. We also began to see growing geopolitical tension (Russia and Ukraine) and political tension (Thailand, Turkey, Venezuela). However, over the second half of the reporting period, emerging markets posted a modest recovery and produced slight positive returns for the overall reporting period.

FUND REVIEW

Top contributors to performance this reporting period included SK Hynix, Inc., Hammerson plc and Nidec Corp. SK Hynix is a South Korean component maker and is one of the world’s largest memory chip and semiconductor makers. The company has posted strong results and has continued to

3      OPPENHEIMER INTERNATIONAL VALUE FUND

benefit from a recovery in chip prices. Hammerson plc, a U.K. property and development company was buoyed by retail demand growth, a rise in property values and the economic recovery in the U.K. Nidec, a Japanese manufacturer of small precision motors for disk drives, posted strong results during the reporting period. We exited our position in Nidec because we no longer find the shares undervalued.

Top detractors from the Fund’s performance this reporting period included Blinkx plc, SINA Corp. and Rakuten, Inc. Blinkx is an advertising technology company with a strong presence in online video along with a video search engine technology. A negative research report was released on Blinkx in early 2014, which affected performance. We continue to monitor the situation, but at period end, we continue to believe this is an investment that represents an opportunity for our shareholders at its current price. SINA is a Chinese online media company that experienced some censorship issues as well as slowing subscriber growth at its micro- blogging site SINA Weibo. Post the Weibo initial public offering (IPO), we decided to exit the Fund’s position. Rakuten, a Japanese e-commerce and internet company was negatively impacted by the company’s plans to acquire Viber Media, Inc., which manages a call and messaging application for cell phones. We remain positive on Rakuten’s prospects given its proven track record and market leadership status.

STRATEGY & OUTLOOK

The Fund continues to maintain a bottom-up approach to investing along with following the long-term thematic investment philosophy of the OppenheimerFunds’ Global Equity Team, with its focus on Mass Affluence, New Technology, Restructuring and Aging. By focusing on company fundamentals, understanding the relationship between macroeconomic and microeconomic catalysts and ignoring short-term noise, we have found new opportunities amid market volatility. The Fund remains focused on international companies that we believe have durable advantages, but are undervalued relative to their private market value and to their historic valuations.

James C. Ayer, CFA Portfolio Manager

4      OPPENHEIMER INTERNATIONAL VALUE FUND

Top Holdings and Allocations*

TOP TEN COMMON STOCK HOLDINGS

SK Hynix, Inc.	4.3%
Hammerson plc	3.0
Christian Dior SA	2.7
Banco Bilbao Vizcaya Argentaria SA	2.6
Grupo Televisa SAB, Sponsored ADR	2.6
Rogers Communications, Inc., Cl. B	2.6
Kering	2.5
Sumitomo Mitsui Trust Holdings, Inc.	2.2
Nestle SA	2.1
Syngenta AG	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

Japan	16.9%
France	15.7
United Kingdom	12.0
Switzerland	9.1
South Korea	8.2
Sweden	6.7
China	5.0
United States	4.9
Spain	2.6
Mexico	2.6

Portfolio holdings and allocation are subject to change. Percentages are as of May 30, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and are based on the total market value of investments.

*May 30, 2014, was the last business day of the Fund’s semiannual period. See Note 1 of the accompanying Notes to Financial Statements.

5      OPPENHEIMER INTERNATIONAL VALUE FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/30/14

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QIVAX)	7/2/90	-1.08%	14.05%	11.17%		5.59%
Class B (QIVBX)	9/1/93	-1.46%	13.25%	10.25%		4.99%
Class C (QIVCX)	9/1/93	-1.48%	13.20%	10.27%		4.67%
Class I (QIVIX)	3/28/13	-0.84%	14.61%	14.15%	*	N/A
Class N (QIVNX)	3/1/01	-1.22%	13.80%	10.85%		5.20%
Class Y (QIVYX)	11/13/08	-0.98%	14.31%	11.66%		14.71%	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/30/14
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QIVAX)	7/2/90	-6.77%	7.49%	9.86%		4.96%
Class B (QIVBX)	9/1/93	-6.33%	8.25%	9.98%		4.99%
Class C (QIVCX)	9/1/93	-2.45%	12.20%	10.27%		4.67%
Class I (QIVIX)	3/28/13	-0.84%	14.61%	14.15%	*	N/A
Class N (QIVNX)	3/1/01	-2.19%	12.80%	10.85%		5.20%
Class Y (QIVYX)	11/13/08	-0.98%	14.31%	11.66%		14.71%	*

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. As of July 1, 2014, Class N shares will be renamed Class R shares. Beginning July 1, 2014, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to July 1, 2014). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not

6      OPPENHEIMER INTERNATIONAL VALUE FUND

predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER INTERNATIONAL VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER INTERNATIONAL VALUE FUND

Actual	Beginning Account Value December 1, 2013	Ending Account Value May 30, 2014	Expenses Paid During 6 Months Ended May 30, 2014
Class A	$ 1,000.00	$ 989.20	$ 6.38
Class B	1,000.00	985.40	10.04
Class C	1,000.00	985.20	10.09
Class I	1,000.00	991.60	4.21
Class N	1,000.00	987.80	7.67
Class Y	1,000.00	990.20	5.15

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.40	6.48
Class B	1,000.00	1,014.73	10.19
Class C	1,000.00	1,014.68	10.24
Class I	1,000.00	1,020.58	4.27
Class N	1,000.00	1,017.11	7.78
Class Y	1,000.00	1,019.64	5.22

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.29%
Class B	2.03
Class C	2.04
Class I	0.85
Class N	1.55
Class Y	1.04

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS    May 30, 2014*      Unaudited

	Shares	Value

Common Stocks—96.2%

Consumer Discretionary—22.3%

Auto Components—1.1%
Hyundai Wia Corp.	62,709	$11,086,441

Hotels, Restaurants & Leisure—2.4%
MGM China Holdings Ltd.	2,776,400	9,626,559

SJM Holdings Ltd.	5,272,000	15,124,520

		24,751,079

Household Durables—1.0%
Taylor Wimpey plc	5,855,370	10,709,466

Internet & Catalog Retail—1.9%
Rakuten, Inc.	1,487,261	19,377,272

Media—10.0%
British Sky Broadcasting Group plc	350,927	5,204,868

CyberAgent, Inc.	320,100	12,844,090

Fuji Media Holdings, Inc.	676,800	10,787,925

Grupo Televisa SAB, Sponsored ADR	792,240	26,777,712

Liberty Global plc, Cl. A1	307,680	13,851,754

Modern Times Group AB, Cl. B	324,613	15,263,317

Nippon Television Holdings, Inc.	722,200	11,732,738

ZON OPTIMUS SGPS SA	1,154,428	7,842,494

		104,304,898

Specialty Retail—0.0%
Groupe FNAC SA1	11,442	562,083

Textiles, Apparel & Luxury Goods—5.9%
China Hongxing Sports Ltd.[1]	36,005,000	287,053

Christian Dior SA	133,930	28,073,616

Kering	118,500	26,226,936

Prada SpA	988,200	7,406,712

		61,994,317

Consumer Staples—8.2%

Beverages—3.1%
Diageo plc	434,205	13,971,605

Pernod-Ricard SA	154,840	19,003,131

		32,974,736

	Shares	Value

Food Products—3.9%
AarhusKarlshamn AB	47,455	$3,112,628

DANONE SA	192,400	14,338,731

Labixiaoxin Snacks Group Ltd.[1]	6,377,000	1,233,788

Nestle SA	282,013	22,150,133

		40,835,280

Tobacco—1.2%
Swedish Match AB	348,039	12,157,029

Energy—5.9%

Energy Equipment & Services—0.9%
Master Marine AS1	9,994,100	—

Saipem SpA[1]	340,049	8,868,408

		8,868,408

Oil, Gas & Consumable Fuels—5.0%
Gazprom OAO, Sponsored ADR[1]	596,180	4,888,878

Inpex Corp.	1,425,300	20,639,602

Kunlun Energy Co. Ltd.[1]	7,858,000	12,774,330

Total SA	199,090	13,979,641

		52,282,451

Financials—18.8%

Capital Markets—3.9%
Credit Suisse Group AG1	739,012	21,990,889

UBS AG1	904,002	18,146,112

		40,137,001

Commercial Banks—9.0%
Banco Bilbao Vizcaya Argentaria SA	2,139,315	27,453,385

Barclays plc	2,897,910	12,006,691

BNP Paribas SA	303,230	21,259,654

Mitsubishi UFJ Financial Group, Inc.	1,767,000	10,002,974

Sumitomo Mitsui Trust Holdings, Inc.	5,771,000	23,426,006

		94,148,710

Diversified Financial Services—0.8%
Investment AB Kinnevik, Cl. B	213,027	8,457,440

Real Estate Investment Trusts (REITs)—3.0%
Hammerson plc	3,127,511	31,161,790

10 OPPENHEIMER INTERNATIONAL VALUE FUND

	Shares	Value

Real Estate Management & Development—2.1%
Deutsche Wohnen AG1	744,044	$16,500,505

DLF Ltd.	1,559,245	5,543,405

		22,043,910

Health Care—2.9%

Health Care Equipment & Supplies—0.6%
DiaSorin SpA	150,426	6,388,838

Pharmaceuticals—2.3%
Ipsen SA	157,184	7,723,063

Santen Pharmaceutical Co. Ltd.	300,000	16,203,994

		23,927,057

Industrials—5.9%

Air Freight & Couriers—0.8%
Royal Mail plc[1]	924,780	7,952,389

Construction & Engineering—1.7%
Vinci SA	248,020	18,374,175

Industrial Conglomerates—2.3%
Beijing Enterprises Holdings Ltd.	1,897,500	16,354,844

Smiths Group plc	342,430	7,587,637

		23,942,481

Machinery—0.6%
Mitsubishi Heavy Industries Ltd.	1,138,000	6,662,600

Professional Services—0.5%
Experian plc	285,540	4,967,059

Information Technology—11.0%

Communications Equipment—1.2%
Telefonaktiebolaget LM Ericsson, Cl. B	1,033,665	12,892,347

Electronic Equipment, Instruments, & Components—0.9%
TE Connectivity Ltd.	167,670	9,969,658

Internet Software & Services—3.6%
Baidu, Inc., Sponsored ADR[1]	131,600	21,845,600

Blinkx plc[1]	5,522,453	6,746,420

Yandex NV, Cl. A1	278,830	8,682,766

		37,274,786

IT Services—1.0%
NTT Data Corp.	273,300	9,995,970

	Shares	Value

Semiconductors & Semiconductor Equipment—4.3%
SK Hynix, Inc.[1]	1,024,190	$44,423,328

Materials—5.7%

Chemicals—4.6%
Chr. Hansen Holding AS	189,546	8,050,504

Fuchs Petrolub AG, Preference	93,200	8,827,849

Syngenta AG	57,386	22,093,842

Taiyo Nippon Sanso Corp.	1,019,000	8,974,914

		47,947,109

Containers & Packaging—1.1%
Rexam plc	1,243,694	11,089,192

Telecommunication Services—15.5%

Diversified Telecommunication Services—5.6%
Inmarsat plc	1,533,070	18,807,063

Koninklijke KPN NV1	2,152,039	7,962,801

KT Corp.	258,020	7,670,271

Telecom Corp. of New Zealand Ltd.	4,247,352	9,705,757

Vivendi[1]	534,160	14,020,373

		58,166,265

Wireless Telecommunication Services—9.9%
Bharti Airtel Ltd.[1]	1,829,522	10,634,378

KDDI Corp.	211,280	12,638,215

Millicom International Cellular SA, SDR	196,365	18,148,597

Rogers Communications, Inc., Cl. B	661,239	26,722,764

SK Telecom Co. Ltd.	101,827	21,870,661

SoftBank Corp.	179,200	13,040,586

		103,055,201

Total Common Stocks (Cost $903,866,010)		1,002,880,766

	Units

Rights, Warrants and Certificates—0.0%

Groupe FNAC SA Rts., Strike Price 0.0001EUR, Exp. 5/15/15[1] (Cost $13)	4	22

11 OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Shares	Value

Investment Company—3.6%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $37,249,562)	37,249,562	$37,249,562

Total Investments, at Value (Cost $941,115,585)	99.8%	1,040,130,350

Assets in Excess of Other Liabilities	0.2	2,502,288

Net Assets	100.0%	$1,042,632,638

Footnotes to Statement of Investments

* May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes to Financial Statements.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 30, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 29, 2013[a]	Gross Additions	Gross Reductions	Shares May 30, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	34,910,225	290,307,369	287,968,032	37,249,562

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$37,249,562	$20,988

a. November 29, 2013 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of May 30, 2014.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$176,326,886	16.9%
France	163,561,426	15.7
United Kingdom	125,237,122	12.0
Switzerland	94,350,635	9.1
South Korea	85,050,701	8.2
Sweden	70,031,357	6.7
China	52,495,615	5.0
United States	51,101,315	4.9
Spain	27,453,385	2.6
Mexico	26,777,712	2.6
Canada	26,722,764	2.6
Germany	25,328,354	2.4
Italy	22,663,958	2.2
India	16,177,782	1.6
Hong Kong	15,124,520	1.5
Russia	13,571,644	1.3

12 OPPENHEIMER INTERNATIONAL VALUE FUND

Geographic Holdings (Continued)	Value	Percent

New Zealand	$9,705,757	0.9%
Macau	9,626,559	0.9
Denmark	8,050,504	0.8
Netherlands	7,962,801	0.8
Portugal	7,842,494	0.8
Jersey, Channel Islands	4,967,059	0.5

Total	$1,040,130,350	100.0%

Forward Currency Exchange Contracts as of May 30, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Depreciation

GSCO-OT	06/2014	USD	74,479	JPY	7,678,000	$946,620

Glossary: Counterparty Abbreviations
GSCO-OT	Goldman Sachs Bank USA

Currency abbreviations indicate amounts reporting in currencies
EUR	Euro
JPY	Japanese Yen

See accompanying Notes to Financial Statements.

13 OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF

ASSETS AND LIABILITIES    May 30, 20141    Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $903,866,023)	$1,002,880,788
Affiliated companies (cost $37,249,562)	37,249,562

1,040,130,350

Cash	2,775,152

Cash—foreign currencies (cost $439,120)	438,818

Receivables and other assets:
Dividends	3,556,784
Shares of beneficial interest sold	191,391
Other	108,281

Total assets	1,047,200,776

Liabilities
Unrealized depreciation on foreign currency exchange contracts	946,620

Payables and other liabilities:
Investments purchased	2,720,853
Shares of beneficial interest redeemed	569,064
Trustees’ compensation	171,371
Distribution and service plan fees	56,563
Foreign capital gains tax	22,763
Shareholder communications	528
Other	80,376

Total liabilities	4,568,138

Net Assets	$1,042,632,638

Composition of Net Assets
Par value of shares of beneficial interest	$553,141

Additional paid-in capital	1,129,715,518

Accumulated net investment income	2,450,611

Accumulated net realized loss on investments and foreign currency transactions	(188,142,835)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	98,056,203

Net Assets	$1,042,632,638

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

14 OPPENHEIMER INTERNATIONAL VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $202,437,388 and 10,660,650 shares of beneficial interest outstanding)	$18.99
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$20.15

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,779,585 and 390,996 shares of beneficial interest outstanding)	$17.34

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $41,098,428 and 2,401,800 shares of beneficial interest outstanding)	$17.11

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $773,133,904 and 40,850,926 shares of beneficial interest outstanding)	$18.93

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,162,813 and 487,138 shares of beneficial interest outstanding)	$18.81

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,020,520 and 522,624 shares of beneficial interest outstanding)	$19.17

See accompanying Notes to Financial Statements.

15 OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS	For the Six Months Ended May 30, 2014[1]	Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,611,296)	$12,336,507
Affiliated companies	20,988

Interest	27

Total investment income	12,357,522

Expenses
Management fees	3,487,062

Distribution and service plan fees:
Class A	248,020
Class B	36,991
Class C	203,098
Class N	22,972

Transfer and shareholder servicing agent fees:
Class A	226,587
Class B	8,168
Class C	45,120
Class I	116,005
Class N	10,118
Class Y	14,452

Shareholder communications:
Class A	8,092
Class C	1,717
Class I	87
Class N	325
Class Y	227

Administrative fees	689,353

Custodian fees and expenses	98,849

Trustees’ compensation	11,761

Other	78,570

Total expenses	5,307,574
Less waivers and reimbursements of expenses	(27,768)

Net expenses	5,279,806

Net Investment Income	7,077,716

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

16 OPPENHEIMER INTERNATIONAL VALUE FUND

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	$55,862,015
Foreign currency transactions	2,818,281

Net realized gain	58,680,296

Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $22,763)	(81,475,151)
Translation of assets and liabilities denominated in foreign currencies	5,228,231

Net change in unrealized appreciation/depreciation	(76,246,920)

Net Decrease in Net Assets Resulting from Operations	$(10,488,908)

See accompanying Notes to Financial Statements.

17 OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 30, 2014[1] (Unaudited)	Year Ended November 29, 2013[1]

Operations
Net investment income	$7,077,716	$10,422,257

Net realized gain	58,680,296	158,244,712

Net change in unrealized appreciation/depreciation	(76,246,920)	88,466,940

Net increase (decrease) in net assets resulting from operations	(10,488,908)	257,133,909

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(3,625,466)	(2,022,773)
Class B	(89,922)	(37,215)
Class C	(530,916)	(182,715)
Class I	(16,934,369)	—
Class N	(140,339)	(63,038)
Class Y	(56,216)	(7,838,609)

	(21,377,228)	(10,144,350)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(4,095,145)	(14,181,399)
Class B	(1,450,058)	(3,279,511)
Class C	647,934	(534,250)
Class I	8,233,352	712,170,157
Class N	71,647	(329,429)
Class Y	(1,857,492)	(551,957,836)

	1,550,238	141,887,732

Net Assets
Total increase (decrease)	(30,315,898)	388,877,291

Beginning of period	1,072,948,536	684,071,245

End of period (including accumulated net investment income of $2,450,611 and $16,750,123, respectively)	$1,042,632,638	$1,072,948,536

1. May 30, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18 OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 30, 2014[1] (Unaudited)	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$19.53	$14.97	$13.37	$15.69	$15.00	$9.88

Income (loss) from investment operations:
Net investment income[2]	0.10	0.14	0.16	0.31	0.20	0.22
Net realized and unrealized gain (loss)	(0.31)	4.59	1.57	(2.24)	1.09	5.26

Total from investment operations	(0.21)	4.73	1.73	(1.93)	1.29	5.48

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.33)	(0.17)	(0.13)	(0.39)	(0.60)	(0.36)

Net asset value, end of period	$18.99	$19.53	$14.97	$13.37	$15.69	$15.00

Total Return, at Net Asset Value[3]	(1.08)%	31.95%	13.20%	(12.76)%	8.79%	57.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$202,437	$212,546	$175,295	$186,130	$245,650	$251,355

Average net assets (in thousands)	$207,113	$194,345	$174,758	$240,037	$247,250	$227,105

Ratios to average net assets:[4]
Net investment income	1.05%	0.80%	1.17%	1.96%	1.28%	1.88%
Total expenses[5]	1.30%	1.34%	1.47%	1.43%	1.40%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.29%	1.34%	1.43%	1.43%	1.40%	1.53%

Portfolio turnover rate	36%	92%	155%	33%	41%	42%

1. May 30, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 30, 2014	1.31%
Year Ended November 29, 2013	1.34%
Year Ended November 30, 2012	1.47%
Year Ended November 30, 2011	1.43%
Year Ended November 30, 2010	1.40%
Year Ended November 30, 2009	1.58%

See accompanying Notes to Financial Statements.

19 OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS    Continued

Class B	Six Months Ended May 30, 2014[1] (Unaudited)	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$17.79	$13.64	$12.15	$14.29	$13.73	$9.01

Income (loss) from investment operations:
Net investment income[2]	0.02	0.01	0.04	0.16	0.05	0.12
Net realized and unrealized gain (loss)	(0.28)	4.20	1.45	(2.04)	1.00	4.82

Total from investment operations	(0.26)	4.21	1.49	(1.88)	1.05	4.94

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.06)	0.00	(0.26)	(0.49)	(0.22)

Net asset value, end of period	$17.34	$17.79	$13.64	$12.15	$14.29	$13.73

Total Return, at Net Asset Value[3]	(1.46)%	30.95%	12.26%	(13.48)%	7.80%	56.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,780	$8,449	$9,394	$12,639	$23,116	$25,359

Average net assets (in thousands)	$7,492	$8,766	$10,354	$19,503	$23,244	$22,700

Ratios to average net assets:[4]
Net investment income	0.22%	0.05%	0.36%	1.12%	0.36%	1.07%
Total expenses[5]	2.04%	2.22%	2.79%	2.70%	2.59%	2.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%	2.11%	2.25%	2.31%	2.31%	2.42%

Portfolio turnover rate	36%	92%	155%	33%	41%	42%

1. May 30, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 30, 2014	2.05%
Year Ended November 29, 2013	2.22%
Year Ended November 30, 2012	2.79%
Year Ended November 30, 2011	2.70%
Year Ended November 30, 2010	2.59%
Year Ended November 30, 2009	2.90%

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERNATIONAL VALUE FUND

Class C	Six Months Ended May 30, 2014[1] (Unaudited)	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$17.59	$13.51	$12.05	$14.17	$13.64	$8.96

Income (loss) from investment operations:
Net investment income[2]	0.03	0.00[3]	0.05	0.17	0.06	0.13
Net realized and unrealized gain (loss)	(0.29)	4.16	1.43	(2.03)	0.98	4.78

Total from investment operations	(0.26)	4.16	1.48	(1.86)	1.04	4.91

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.08)	(0.02)	(0.26)	(0.51)	(0.23)

Net asset value, end of period	$17.11	$17.59	$13.51	$12.05	$14.17	$13.64

Total Return, at Net Asset Value[4]	(1.48)%	30.92%	12.32%	(13.45)%	7.81%	56.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,098	$41,588	$32,473	$34,365	$45,448	$48,456

Average net assets (in thousands)	$41,138	$36,641	$32,215	$44,318	$47,625	$41,084

Ratios to average net assets:[5]
Net investment income	0.33%	0.00%	0.39%	1.15%	0.42%	1.14%
Total expenses[6]	2.05%	2.11%	2.31%	2.26%	2.31%	2.55%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	2.11%	2.22%	2.24%	2.27%	2.34%

Portfolio turnover rate	36%	92%	155%	33%	41%	42%

1. May 30, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 30, 2014	2.06%
Year Ended November 29, 2013	2.11%
Year Ended November 30, 2012	2.31%
Year Ended November 30, 2011	2.26%
Year Ended November 30, 2010	2.31%
Year Ended November 30, 2009	2.55%

See accompanying Notes to Financial Statements.

21 OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS    Continued

Class I	Six Months Ended May 30, 2014[1] (Unaudited)	Period Ended November 29, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$19.51	$16.56

Income (loss) from investment operations:
Net investment income[3]	0.14	0.09
Net realized and unrealized gain (loss)	(0.30)	2.86

Total from investment operations	(0.16)	2.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.42)	0.00

Net asset value, end of period	$18.93	$19.51

Total Return, at Net Asset Value[4]	(0.84)%	17.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$773,134	$788,822

Average net assets (in thousands)	$775,346	$577,520

Ratios to average net assets:[5]
Net investment income	1.50%	0.76%
Total expenses[6]	0.86%	0.84%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.84%

Portfolio turnover rate	36%	92%

1. May 30, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. For the period from March 28, 2013 (inception of offering) to November 29, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 30, 2014	0.87%
Period Ended November 29, 2013	0.84%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER INTERNATIONAL VALUE FUND

Class N	Six Months Ended May 30, 2014[1] (Unaudited)	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$19.33	$14.81	$13.22	$15.50	$14.86	$9.70

Income (loss) from investment operations:
Net investment income[2]	0.07	0.00[3]	0.12	0.26	0.14	0.20
Net realized and unrealized gain (loss)	(0.30)	4.65	1.56	(2.21)	1.07	5.20

Total from investment operations	(0.23)	4.65	1.68	(1.95)	1.21	5.40

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.29)	(0.13)	(0.09)	(0.33)	(0.57)	(0.24)

Net asset value, end of period	$18.81	$19.33	$14.81	$13.22	$15.50	$14.86

Total Return, at Net Asset Value[4]	(1.22)%	31.61%	12.86%	(12.98)%	8.32%	56.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,163	$9,349	$7,455	$8,082	$10,486	$11,330

Average net assets (in thousands)	$9,236	$8,442	$7,680	$10,268	$10,947	$9,402

Ratios to average net assets:[5]
Net investment income	0.80%	0.54%	0.90%	1.64%	0.91%	1.71%
Total expenses[6]	1.56%	1.62%	1.82%	1.74%	1.79%	1.98%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.60%	1.73%	1.72%	1.75%	1.80%

Portfolio turnover rate	36%	92%	155%	33%	41%	42%

1. May 30, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 30, 2014	1.57%
Year Ended November 29, 2013	1.62%
Year Ended November 30, 2012	1.82%
Year Ended November 30, 2011	1.74%
Year Ended November 30, 2010	1.79%
Year Ended November 30, 2009	1.98%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS    Continued

Class Y	Six Months Ended May 30, 2014[1] (Unaudited)	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$19.44	$14.97	$13.40	$15.71	$15.03	$9.88

Income (loss) from investment operations:
Net investment income[2]	0.10	0.31	0.23	0.40	0.23	0.31
Net realized and unrealized gain (loss)	(0.29)	4.42	1.57	(2.24)	1.13	5.24

Total from investment operations	(0.19)	4.73	1.80	(1.84)	1.36	5.55

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.26)	(0.23)	(0.47)	(0.68)	(0.40)

Net asset value, end of period	$19.17	$19.44	$14.97	$13.40	$15.71	$15.03

Total Return, at Net Asset Value[3]	(0.98)%	32.05%	13.85%	(12.25)%	9.34%	58.32%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,021	$12,195	$459,454	$407,974	$478,817	$257,776

Average net assets (in thousands)	$13,172	$306,051	$428,952	$496,837	$354,432	$212,964

Ratios to average net assets:[4]
Net investment income	1.03%	1.90%	1.73%	2.53%	1.52%	2.59%
Total expenses[5]	1.05%	0.90%	0.88%	0.85%	0.87%	0.91%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.04%	0.90%	0.88%	0.85%	0.87%	0.89%

Portfolio turnover rate	36%	92%	155%	33%	41%	42%

1. May 30, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 30, 2014	1.06%
Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.88%
Year Ended November 30, 2011	0.85%
Year Ended November 30, 2010	0.87%
Year Ended November 30, 2009	0.91%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO

FINANCIAL STATEMENTS    May 30, 2014    Unaudited

1. Significant Accounting Policies

Oppenheimer International Value Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. As of May 30, 2014, approximately 74% of the Fund’s total shares outstanding were owned by the Manager and its affiliates.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. As of July 1, 2014, Class N shares will be renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption.

Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may

25 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state

26 OPPENHEIMER INTERNATIONAL VALUE FUND

1. Significant Accounting Policies (Continued)

jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended November 29, 2013, the Fund utilized $151,459,650 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended November 29, 2013 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$32,463,095
2017	167,910,020
2018	7,791,697
2019	29,804,087

Total	$237,968,899

As of May 30, 2014, it is estimated that the capital loss carryforwards would be $179,288,603 expiring by 2019. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended May 30, 2014, it is estimated that the Fund will utilize $58,680,296 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$941,571,645
Federal tax cost of other investments	439,120

Total federal tax cost	$942,010,765

Gross unrealized appreciation	$134,550,463
Gross unrealized depreciation	(35,992,060)

Net unrealized appreciation	$98,558,403

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new

27 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies (Continued)

participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended May 30, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$3,660
Payments Made to Retired Trustees	3,148
Accumulated Liability as of May 30, 2014	115,605

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable,

28 OPPENHEIMER INTERNATIONAL VALUE FUND

1. Significant Accounting Policies (Continued)

represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer

29 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued

30 OPPENHEIMER INTERNATIONAL VALUE FUND

2. Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

31 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$40,629,466	$192,156,090	$—	$232,785,556
Consumer Staples	—	85,967,045	—	85,967,045
Energy	—	61,150,859	—	61,150,859
Financials	—	195,948,851	—	195,948,851
Health Care	—	30,315,895	—	30,315,895
Industrials	—	61,898,704	—	61,898,704
Information Technology	40,498,024	74,058,065	—	114,556,089
Materials	—	59,036,301	—	59,036,301
Telecommunication Services	26,722,764	134,498,702	—	161,221,466
Rights, Warrants and Certificates	—	22	—	22
Investment Company	37,249,562	—	—	37,249,562

Total Assets	$145,099,816	$895,030,534	$—	$1,040,130,350

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(946,620)	$—	$(946,620)

Total Liabilities	$—	$(946,620)	$—	$(946,620)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 30, 2014		Year Ended November 29, 2013[1]
	Shares	Amount	Shares	Amount

Class A
Sold	710,391	$13,598,966	1,504,360	$25,541,290
Dividends and/or distributions reinvested	181,662	3,487,910	128,169	1,952,009
Redeemed	(1,114,107)	(21,182,021)	(2,457,040)	(41,674,698)

Net decrease	(222,054)	$(4,095,145)	(824,511)	$(14,181,399)

32 OPPENHEIMER INTERNATIONAL VALUE FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended May 30, 2014		Year Ended November 29, 2013[1]
	Shares	Amount	Shares	Amount

Class B
Sold	6,477	$115,121	32,359	$492,906
Dividends and/or distributions reinvested	5,003	87,999	2,599	36,326
Redeemed	(95,471)	(1,653,178)	(248,618)	(3,808,743)

Net decrease	(83,991)	$(1,450,058)	(213,660)	$(3,279,511)

Class C
Sold	239,113	$4,092,662	461,661	$7,158,727
Dividends and/or distributions reinvested	29,388	510,177	12,600	174,136
Redeemed	(231,300)	(3,954,905)	(513,222)	(7,867,113)

Net increase (decrease)	37,201	$647,934	(38,961)	$(534,250)

Class I
Sold	1,091,884	$20,635,239	42,046,241	$741,194,691
Dividends and/or distributions reinvested	887,068	16,934,116	—	—
Redeemed	(1,559,153)	(29,336,003)	(1,615,114)	(29,024,534)

Net increase	419,799	$8,233,352	40,431,127	$712,170,157

Class N
Sold	53,429	$1,009,429	97,387	$1,659,668
Dividends and/or distributions reinvested	7,090	134,998	4,042	61,119
Redeemed	(57,087)	(1,072,780)	(120,967)	(2,050,216)

Net increase (decrease)	3,432	$71,647	(19,538)	$(329,429)

Class Y
Sold	342,451	$6,661,120	12,328,169	$193,722,868
Dividends and/or distributions reinvested	2,389	46,245	516,739	7,828,599
Redeemed	(449,553)	(8,564,857)	(42,908,570)	(753,509,303)

Net decrease	(104,713)	$(1,857,492)	(30,063,662)	$(551,957,836)

1. For the year ended November 29, 2013 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from March 28, 2013 (inception of offering) to November 29, 2013 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended May 30, 2014 were as follows:

	Purchases	Sales

Investment securities	$359,854,813	$373,423,455

33 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through March 31, 2014
Up to $1 billion	0.60%
Next $1 billion	0.55
Over $2 billion	0.52

Fee Schedule Effective April 1, 2014
Up to $500 million	0.85%
Next $500 million	0.75
Next $1 billion	0.70
Over $2 billion	0.67

Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.25% of the first $500 million of average annual net assets of the Fund and 0.15% of average annual net assets in excess of $500 million. During the six months ended May 30, 2014, the Fund paid $689,353 to the Manager for administration services. This agreement was terminated on April 1, 2014.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

34 OPPENHEIMER INTERNATIONAL VALUE FUND

5. Fees and Other Transactions with Affiliates (Continued)

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor at an annual rate of 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. However, the Fund’s Board has currently set the rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class C	$2,555,892
Class N	333,616

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
May 30, 2014	$30,123	$—	$4,817	$794	$113

35 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended May 30, 2014, the Manager waived fees and/or reimbursed the Fund $27,768 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

36 OPPENHEIMER INTERNATIONAL VALUE FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

37 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended May 30, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $18,696,365,193 and $5,744,310,733, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial

38 OPPENHEIMER INTERNATIONAL VALUE FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

39 OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at May 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Goldman Sachs Bank USA	$ (946,620)	$—	$—	$—	$(946,620)

* OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabitlies. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

** Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of May 30, 2014:

	Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Foreign exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$946,620

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$(2,928,262)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(3,833,175)

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’

40 OPPENHEIMER INTERNATIONAL VALUE FUND

7. Pending Litigation (Continued)

fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

In May 2014, certain current and/or former participants in 529 plans managed by OFI Private Investments, Inc. (“OFIPI”), an affiliate of OFI, filed a lawsuit in New Mexico state court against OFI, OFIPI and the Distributor. Plaintiffs in this suit allege that they are assignees of indemnification claims The Education Trust Board of New Mexico, The Education Plan Trust of New Mexico, and the State of New Mexico (collectively, the “State”) have or may have against defendants for losses the State incurred in connection with a class action lawsuit plaintiffs previously brought against the State. On the basis of the alleged assignment of the State’s indemnification claims, plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

41 OPPENHEIMER INTERNATIONAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42 OPPENHEIMER INTERNATIONAL VALUE FUND

OPPENHEIMER INTERNATIONAL VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
James C. Ayer, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

43 OPPENHEIMER INTERNATIONAL VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

44 OPPENHEIMER INTERNATIONAL VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

45 OPPENHEIMER INTERNATIONAL VALUE FUND

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46 OPPENHEIMER INTERNATIONAL VALUE FUND

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47 OPPENHEIMER INTERNATIONAL VALUE FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0254.001.0514 July 25, 2014

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Value Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2014